Exhibit 99.1

FOR IMMEDIATE RELEASE

Harmonic Announces Third Quarter 2016 Results
SAN JOSE, Calif.-November 9, 2016-Harmonic Inc. (NASDAQ: HLIT), the worldwide leader in video delivery infrastructure, announced today its unaudited results for the third quarter of 2016.
GAAP net revenue for the third quarter of 2016 was $101.4 million, compared with $109.6 million for the second quarter of 2016 and $83.3 million for the third quarter of 2015.
Non-GAAP net revenue for the third quarter of 2016 was $101.7 million, compared with $110.4 million for the second quarter of 2016 and $83.3 million for the third quarter of 2015.
Bookings for the third quarter of 2016 were $97.3 million, compared with $117.3 million for the second quarter of 2016 and $74.6 million for the third quarter of 2015.
GAAP net loss for the third quarter of 2016 was $(16.0) million, or $(0.21) per diluted share, compared with a GAAP net loss for the second quarter of 2016 of $(20.7) million, or $(0.27) per diluted share, and a GAAP net loss of $(4.8) million, or $(0.05) per diluted share, for the third quarter of 2015.
Non-GAAP net loss for the third quarter of 2016 was $(1.1) million, or $(0.01) per diluted share, compared with non-GAAP net loss for the second quarter of 2016 of $(0.2) million, or $0.00 per diluted share, and non-GAAP net loss of $(0.2) million, or $0.00 per diluted share, for the third quarter of 2015. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
Total cash, cash equivalents and short-term investments were $52.7 million at the end of the third quarter of 2016, down $12.6 million from $65.3 million at the end of the prior quarter, primarily due to timing of receipts from our customers and payments of restructuring and integration charges. In the third quarter of 2016, the Company used approximately 4.6 million of cash from operations.
“Our third quarter results reflect our ongoing business transformations, as Cable Edge segment revenue declined in advance of the pending release of our new CableOS products,” said Patrick Harshman, President and CEO of Harmonic. “Although our outlook for fourth quarter Cable Edge spending is therefore cautious, our recently executed warrant agreement with Comcast and our first CableOS revenue shipments bolster our confidence in our CableOS growth strategy.  Turning to our Video segment, our transformational VOS™ offering drove a stronger-than-forecasted mix of software- and services-related orders, impacting third quarter revenue recognition while maintaining near-record backlog and deferred revenue. We are encouraged by the competitive momentum of our transformational initiatives, and remain focused on revenue growth, improving profitability and enhancing shareholder value.”
Third Quarter 2016 Highlights

•	Soft legacy cable edge demand and a stronger mix of video software and services orders impacted revenue.

•	Near record backlog and deferred revenue of $181.1 million.

•	Launched CableOS, the industry’s first software-based CMTS core.

•	Executed Comcast warrant agreement validating our investment strategy in CableOS.

•
Exceeding annualized cost savings targets from the combination of Harmonic and TVN. We now expect to realize annualized cost savings in a range of $24-25 million by the end of calendar year 2016, up from our initial target of $20-$22 million.

•	Several key trials underway on our recently announced VOS Cloud and VOS 360 software-as-a-service offerings with new cloud partners and tier 1 media and pay TV companies.

Business Outlook

Fourth Quarter 2016 GAAP Financial Guidance
For the fourth quarter of 2016, Harmonic anticipates:

•	Net revenue to be $105.8 million to $110.8 million, which includes Video revenue of $96.8 million to $99.8 million and Cable Edge revenue of $9.0 million to $11.0 million

•	Gross margin to be 48.0% to 49.0%

•	Operating expense to be $64.5 million to $66.5 million

•	Operating loss to be $(13.5) million to $(11.5) million

•	EPS to be $(0.20) to $(0.18)

•	Share count for EPS calculation to be approximately 79.0 million shares of Harmonic common stock

•	Cash and short-term investments at quarter-end to be $60.0 million to $65.0 million

Fourth Quarter 2016 Non-GAAP Financial Guidance
For the fourth quarter of 2016, Harmonic anticipates:

•	Net revenue to be $106.0 million to $111.0 million, which includes Video revenue of $97.0 million to $100.0 million and Cable Edge revenue of $9.0 million to $11.0 million

•	Gross margin to be 53.0% to 54.0%

•	Operating expense to be $50.0 million to $52.0 million

•	Operating income to be $6.0 million to $8.0 million

•	EPS to be $0.05 to $0.07

•	Tax rate to be approximately 15%

•	Share count for EPS calculation to be approximately 79.0 million shares of Harmonic common stock

•	Cash and short-term investments at quarter-end to be $60.0 million to $65.0 million

See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.

Conference Call Information

Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Wednesday, November 9, 2016. A listen-only broadcast of the conference call can be accessed either from the Company's website at www.harmonicinc.com or by calling +1.574.990.1032 or +1.800.240.9147 (passcode 8557770). The replay will be available after 4:30 p.m. Pacific at the same website address or by calling +1.404.537.3406 or +1.855.859.2056 (passcode 8557770).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT) is the worldwide leader in video delivery infrastructure for emerging television and video services. Harmonic enables customers to produce, deliver, and monetize amazing video experiences, with unequalled business agility and operational efficiency, by providing market-leading innovation, high-quality service, and compelling total-cost-of-ownership. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: GAAP net revenue, GAAP gross margins, GAAP operating expenses, GAAP operating income (loss), GAAP EPS, non-GAAP revenue, non-GAAP gross margins, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP EPS, and tax rate for the fourth quarter of 2016, as well as cash and short-term investments at the end of the fourth quarter of 2016. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: unexpected delays, difficulties and/or costs relating to integrating TVN with Harmonic; anticipated business opportunities and operational efficiencies for the combined company do not fully materialize; the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace or will expire; a strong U.S. dollar may have a negative impact on our business in certain international markets; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions on our sales and operations; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations, including in Ukraine; risks associated with our CableOS and VOS™ product initiatives; dependence on market acceptance of various types of broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of fluctuations in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; the effect on our business of natural disasters; and risks associated with our outstanding convertible notes. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2015, our recent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
In establishing operating budgets, managing its business performance, and setting internal measurement targets, we exclude a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are: revenue, gross profit, operating expenses, income (loss) from operations, total non-operating income (expense), net and net income (loss), and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The types of non-GAAP adjustments described below have historically been excluded from our GAAP financial measures: acquisition accounting impacts to TVN deferred revenue and TVN inventory valuation; TVN acquisition-and integration-related costs; Cable Edge inventory charge in connection with certain product lines; restructuring and related charges; and non-cash items, such as impairment of long-term investment, stock-based compensation expense, amortization of intangibles and non-cash interest expenses related to convertible debt and adjustments that normalize the tax rate.
CONTACTS:

Harold Covert	Blair King
Chief Financial Officer	Director, Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.542.2500	+1.408.490.6172

Harmonic Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	September 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$44,741	$126,190
Short-term investments	7,931	26,604
Accounts receivable, net	99,078	69,515
Inventories	35,828	38,819
Prepaid expenses and other current assets	38,519	25,003
Total current assets	226,097	286,131
Property and equipment, net	35,145	27,012
Goodwill	239,880	197,781
Intangibles, net	33,121	4,097
Other long-term assets	31,218	9,936
Total assets	$565,461	$524,957

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Other debts and capital lease obligations, current	$6,825	$—
Accounts payable	31,407	19,364
Income taxes payable	545	307
Deferred revenue	54,319	33,856
Accrued liabilities	50,369	31,354
Total current liabilities	143,465	84,881
Convertible debt, long-term	101,964	98,295
Other debts and capital lease obligations, long-term	15,949	—
Income taxes payable, long-term	2,863	3,886
Deferred tax liabilities, long-term	2,163	—
Other non-current liabilities	17,604	9,727
Total liabilities	284,008	196,789

Stockholders' equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 78,311 and 76,015 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	78	76
Additional paid-in capital	2,249,857	2,236,418
Accumulated deficit	(1,965,779)	(1,903,908)
Accumulated other comprehensive loss	(2,703)	(4,418)
Total stockholders' equity	281,453	328,168
Total liabilities and stockholders' equity	$565,461	$524,957

Harmonic Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share amounts)

	Three months ended		Nine months ended
	September 30, 2016	October 2, 2015	September 30, 2016(1)	October 2, 2015

Net revenue	$101,406	$83,305	$292,809	$290,424
Cost of revenue	50,043	37,074	149,752	134,780
Gross profit	51,363	46,231	143,057	155,644
Operating expenses:
Research and development	24,202	21,679	74,272	65,824
Selling, general and administrative	36,112	28,966	105,498	91,443
Amortization of intangibles	3,009	1,446	9,606	4,338
Restructuring and asset impairment charges	(27)	397	4,488	626
Total operating expenses	63,296	52,488	193,864	162,231
Loss from operations	(11,933)	(6,257)	(50,807)	(6,587)
Interest (expense) income, net	(2,734)	30	(7,806)	102
Other (expense) income, net	(328)	148	(5)	(299)
Loss on impairment of long-term investment	(1,259)	—	(2,735)	(2,505)
Loss before income taxes	(16,254)	(6,079)	(61,353)	(9,289)
(Benefit from) provision for income taxes	(242)	(1,268)	518	(827)
Net loss	$(16,012)	$(4,811)	$(61,871)	$(8,462)
Net loss per share:
Basic and diluted	$(0.21)	$(0.05)	$(0.80)	$(0.10)
Shares used in per share calculation:
Basic and diluted	78,092	87,991	77,475	88,359

(1) On February 29, 2016, Harmonic closed the acquisition of TVN and as a result, our 2016 results for the nine months ended September 30, 2016 include TVN results beginning on February 29, 2016.

Harmonic Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine months ended
	September 30, 2016	October 2, 2015
Cash flows from operating activities:
Net loss	$(61,871)	$(8,462)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Amortization of intangibles	12,711	4,971
Depreciation	13,198	10,143
Stock-based compensation	8,542	11,845
Amortization of discount on convertible debt	3,669	—
Restructuring, asset impairment and loss on retirement of fixed assets	1,476	354
Loss on impairment of long-term investment	2,735	2,505
Provision for excess and obsolete inventories	6,246	1,234
Allowance for doubtful accounts, returns and discounts	1,222	576
Other non-cash adjustments, net	251	—
Changes in assets and liabilities, net of effects of acquisition:
Accounts receivable	(12,869)	9,440
Inventories	2,225	(7,936)
Prepaid expenses and other assets	(5,938)	(13,817)
Accounts payable	2,505	1,772
Deferred revenue	20,038	5,237
Income taxes payable	(827)	(1,372)
Accrued and other liabilities	(6,230)	(7,926)
Net cash (used in) provided by operating activities	(12,917)	8,564
Cash flows from investing activities:
Acquisition of business, net of cash acquired	(75,669)	—
Purchases of investments	—	(20,714)
Proceeds from sales and maturities of investments	18,692	26,534
Purchases of property and equipment	(11,423)	(10,393)
Purchases of long-term investments	—	(85)
Restricted cash	—	(1,091)
Net cash used in investing activities	(68,400)	(5,749)
Cash flows from financing activities:
Payment of convertible debt issuance costs	(582)	—
Proceeds from other debts and capital leases	5,968	—
Repayment of other debts and capital leases	(8,038)	—
Payments for repurchase of common stock	—	(20,007)
Proceeds from common stock issued to employees	3,736	9,255
Payment of tax withholding obligations related to net share settlements of restricted stock units	(1,313)	(3,288)
Net cash used in financing activities	(229)	(14,040)
Effect of exchange rate changes on cash and cash equivalents	97	(236)
Net decrease in cash and cash equivalents	(81,449)	(11,461)
Cash and cash equivalents at beginning of period	126,190	73,032
Cash and cash equivalents at end of period	$44,741	$61,571

Harmonic Inc.
Revenue Information
(Unaudited, in thousands, except percentages)

	Three months ended
	September 30, 2016				July 1, 2016				October 2, 2015
	GAAP	Adjustment(1)	Non-GAAP		GAAP	Adjustment(1)	Non-GAAP		GAAP and Non-GAAP(2)
Product
Video Products	$63,288	$—	$63,288	62%	$61,660	$205	$61,865	56%	$48,629	59%
Cable Edge	6,997	—	6,997	7%	15,751	—	15,751	14%	8,616	10%
Services and Support	31,121	325	31,446	31%	32,160	575	32,735	30%	26,060	31%
Total	$101,406	$325	$101,731	100%	$109,571	$780	$110,351	100%	$83,305	100%

Geography
Americas	$47,856	$166	$48,022	47%	$57,680	$143	$57,823	52%	$44,926	54%
EMEA	32,405	106	32,511	32%	33,456	467	33,923	31%	19,269	23%
APAC	21,145	53	21,198	21%	18,435	170	18,605	17%	19,110	23%
Total	$101,406	$325	$101,731	100%	$109,571	$780	$110,351	100%	$83,305	100%

Market
Service Provider	$53,459	$97	$53,556	53%	$65,733	$329	$66,062	60%	$46,451	56%
Broadcast and Media	47,947	228	48,175	47%	43,838	451	44,289	40%	36,854	44%
Total	$101,406	$325	$101,731	100%	$109,571	$780	$110,351	100%	$83,305	100%

	Nine months ended
	September 30, 2016				October 2, 2015
	GAAP	Adjustment(1)	Non-GAAP		GAAP and Non-GAAP(2)
Product
Video Products	$169,162	$560	$169,722	58%	$153,439	53%
Cable Edge	36,180	—	36,180	12%	61,726	21%
Services and Support	87,467	1,168	88,635	30%	75,259	26%
Total	$292,809	$1,728	$294,537	100%	$290,424	100%

Geography
Americas	$154,513	$390	$154,903	53%	$165,786	57%
EMEA	85,716	974	86,690	29%	71,302	25%
APAC	52,580	364	52,944	18%	53,336	18%
Total	$292,809	$1,728	$294,537	100%	$290,424	100%

Market
Service Provider	$170,462	$575	$171,037	58%	$178,466	61%
Broadcast and Media	122,347	1,153	123,500	42%	111,958	39%
Total	$292,809	$1,728	$294,537	100%	$290,424	100%

(1) Non-GAAP revenue for the three months ended September 30, 2016 and July 1, 2016 and for the nine months ended September 30, 2016 include $0.3 million, $0.8 million and $1.7 million adjustments relating to TVN deferred revenue as a result of acquisition accounting, respectively.

(2) There is no revenue adjustment for the three months and nine months ended October 2, 2015.

Harmonic Inc.
Segment Revenue and Operating Income (Loss)
(Unaudited, in thousands)

	Three months ended
	September 30, 2016			July 1, 2016			October 2, 2015
	GAAP	Adjustments(1)	Non-GAAP	GAAP	Adjustments(1)	Non-GAAP	GAAP	Adjustments(1)	Non-GAAP
Net revenue:
Video	$91,353	$325	$91,678	$90,588	$780	$91,368	$71,889	$—	$71,889
Cable Edge	10,053	—	10,053	18,983	—	18,983	11,416	—	11,416
Total consolidated net revenue	$101,406	$325	$101,731	$109,571	$780	$110,351	$83,305	$—	$83,305

Operating income (loss):
Video	$4,886	$325	$5,211	$518	$780	$1,298	$3,575	$—	$3,575
Cable Edge	(4,767)	—	(4,767)	(498)	—	(498)	(3,963)	—	(3,963)
Total segment operating income (loss)	119	325	444	20	780	800	(388)	—	(388)
Unallocated corporate expenses	(4,983)	4,983	—	(9,831)	9,831	—	(510)	510	—
Stock-based compensation	(2,680)	2,680	—	(2,768)	2,768	—	(3,827)	3,827	—
Amortization of intangibles	(4,389)	4,389	—	(5,539)	5,539	—	(1,532)	1,532	—
Income (loss) from operations	(11,933)	12,377	444	(18,118)	18,918	800	(6,257)	5,869	(388)
Non-operating (expense) income, net	(4,321)	2,609	(1,712)	(2,319)	1,233	(1,086)	178	—	178
Income (loss) before income taxes	$(16,254)	$14,986	$(1,268)	$(20,437)	$20,151	$(286)	$(6,079)	$5,869	$(210)

	Nine months ended
	September 30, 2016			October 2, 2015
	GAAP	Adjustments(1)	Non-GAAP	GAAP	Adjustments(1)	Non-GAAP
Net revenue:
Video	$246,949	$1,728	$248,677	$219,378	$—	$219,378
Cable Edge	45,860	—	45,860	71,046	—	71,046
Total consolidated net revenue	$292,809	$1,728	$294,537	$290,424	$—	$290,424

Operating income (loss):
Video	$(1,943)	$1,917	$(26)	$8,386	$—	$8,386
Cable Edge	(7,118)	—	(7,118)	2,582	—	2,582
Total segment operating income (loss)	(9,061)	1,917	(7,144)	10,968	—	10,968
Unallocated corporate expenses	(20,493)	20,493	—	(739)	739	—
Stock-based compensation	(8,542)	8,542	—	(11,845)	11,845	—
Amortization of intangibles	(12,711)	12,711	—	(4,971)	4,971	—
Income (loss) from operations	(50,807)	43,663	(7,144)	(6,587)	17,555	10,968
Non-operating (expense) income, net	(10,546)	6,505	(4,041)	(2,702)	2,505	(197)
Income (loss) before income taxes	$(61,353)	$50,168	$(11,185)	$(9,289)	$20,060	$10,771

(1) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(In thousands, except percentages and per share data)

	Three months ended
	September 30, 2016
	Revenue	Gross Profit	Total Operating Expense	Income (loss) from Operations	Total Non-operating Income (expense), net	Net loss
GAAP	$101,406	$51,363	$63,296	$(11,933)	$(4,321)	$(16,012)
Cable Edge inventory charge	—	(159)	—	(159)	—	(159)
Acquisition accounting impact related to TVN deferred revenue	325	325	—	325	—	325
Stock-based compensation in cost of revenue	—	360	—	360	—	360
Stock-based compensation in research and development	—	—	(771)	771	—	771
Stock-based compensation in selling, general and administrative	—	—	(1,549)	1,549	—	1,549
Amortization of intangibles	—	1,380	(3,009)	4,389	—	4,389
Restructuring and related charges	—	(1)	27	(28)	—	(28)
TVN acquisition-and integration-related costs	—	119	(5,051)	5,170	98	5,268
Loss on impairment of long-term investment	—	—	—	—	1,259	1,259
Non-cash interest expenses related to convertible notes	—	—	—	—	1,252	1,252
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(52)
Non-GAAP	$101,731	$53,387	$52,943	$444	$(1,712)	$(1,078)
As a % of revenue (GAAP)		50.7%	62.4%	(11.8)%	(4.3)%	(15.8)%
As a % of revenue (Non-GAAP)		52.5%	52.0%	0.4%	(1.7)%	(1.1)%
Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.21)
Diluted net loss per share-Non-GAAP						$(0.01)
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						78,092

	Three months ended
	July 1, 2016
	Revenue	Gross Profit	Total Operating Expense	Income (loss) from Operations	Total Non-operating Income (expense), net	Net Loss
GAAP	$109,571	$51,040	$69,158	$(18,118)	$(2,319)	$(20,679)
Cable Edge inventory charge	—	4,519	—	4,519		4,519
Acquisition accounting impacts related to TVN deferred revenue	780	780	—	780	—	780
Stock-based compensation in cost of revenue	—	424	—	424	—	424
Stock-based compensation in research and development	—	—	(841)	841	—	841
Stock-based compensation in selling, general and administrative	—	—	(1,503)	1,503	—	1,503
Amortization of intangibles	—	1,307	(4,232)	5,539	—	5,539
Restructuring and related charges	—	6	(1,903)	1,909	—	1,909
TVN acquisition-and integration-related costs	—	433	(2,970)	3,403	—	3,403
Non-cash interest expenses related to convertible notes	—	—	—	—	1,233	1,233
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	285
Non-GAAP	$110,351	$58,509	$57,709	$800	$(1,086)	$(243)
As a % of revenue (GAAP)		46.6%	63.1%	(16.5)%	(2.1)%	(18.9)%
As a % of revenue (Non-GAAP)		53.0%	52.3%	0.7%	(1.0)%	(0.2)%
Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.27)
Diluted net loss per share-Non-GAAP						$0.00
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						77,342

	Three months ended
	October 2, 2015
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating Income (expense), net	Net Loss
GAAP	$83,305	$46,231	$52,488	$(6,257)	$178	$(4,811)
Stock-based compensation in cost of revenue	—	433	—	433	—	433
Stock-based compensation in research and development	—	—	(1,074)	1,074	—	1,074
Stock-based compensation in selling, general and administrative	—	—	(2,320)	2,320	—	2,320
Amortization of intangibles	—	86	(1,446)	1,532	—	1,532
Restructuring and related charges	—	113	(397)	510	—	510
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(1,224)
Non-GAAP	$83,305	$46,863	$47,251	$(388)	$178	$(166)
As a % of revenue (GAAP)		55.5%	63.0%	(7.5)%	0.2%	(5.8)%
As a % of revenue (Non-GAAP)		56.3%	56.7%	(0.5)%	0.2%	(0.2)%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP						$(0.05)
Diluted net loss per share-Non-GAAP						$0.00
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						87,991

		Nine months ended
		September 30, 2016
	Revenue	Gross Profit	Total Operating Expense	Income (loss) from Operations	Total Non-operating Income (expense), net	Net Loss
GAAP	$292,809	$143,057	$193,864	$(50,807)	$(10,546)	$(61,871)
Cable Edge inventory charge	—	4,360	—	4,360	—	4,360
Acquisition accounting impacts related to TVN deferred revenue	1,728	1,728	—	1,728	—	1,728
Acquisition accounting impacts related to TVN fair value of inventory	—	189	—	189	—	189
Stock-based compensation in cost of revenue	—	1,011	—	1,011	—	1,011
Stock-based compensation in research and development	—	—	(2,581)	2,581	—	2,581
Stock-based compensation in selling, general and administrative	—	—	(4,950)	4,950	—	4,950
Amortization of intangibles	—	3,105	(9,606)	12,711	—	12,711
Restructuring and related charges	—	(24)	(4,488)	4,464	—	4,464
TVN acquisition-and integration-related costs	—	610	(11,059)	11,669	98	11,767
Loss on impairment of long-term investment	—	—	—	—	2,735	2,735
Non-cash interest expenses related to convertible notes	—	—	—	—	3,672	3,672
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	2,197
Non-GAAP	$294,537	$154,036	$161,180	$(7,144)	$(4,041)	$(9,506)
As a % of revenue (GAAP)		48.9%	66.2%	(17.4)%	(3.6)%	(21.1)%
As a % of revenue (Non-GAAP)		52.3%	54.7%	(2.4)%	(1.4)%	(3.2)%

Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.80)
Diluted net loss per share-Non-GAAP						$(0.12)
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						77,475

		Nine months ended
		October 2, 2015
	Revenue	Gross Profit	Total Operating Expense	Income (loss) from Operations	Total Non-operating Income (expense), net	Net Income (Loss)
GAAP	$290,424	$155,644	$162,231	$(6,587)	$(2,702)	$(8,462)
Stock-based compensation in cost of revenue	—	1,383	—	1,383	—	1,383
Stock-based compensation in research and development	—	—	(3,249)	3,249	—	3,249
Stock-based compensation in selling, general and administrative	—	—	(7,213)	7,213	—	7,213
Amortization of intangibles	—	633	(4,338)	4,971	—	4,971
Restructuring and related charges	—	113	(626)	739	—	739
Loss on impairment of long-term investment	—	—	—	—	2,505	2,505
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(3,089)
Non-GAAP	$290,424	$157,773	$146,805	$10,968	$(197)	$8,509
As a % of revenue (GAAP)		53.6%	55.9%	(2.3)%	(0.9)%	(2.9)%
As a % of revenue (Non-GAAP)		54.3%	50.5%	3.8%	(0.1)%	2.9%

Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.10)
Diluted net income per share-Non-GAAP						$0.10
Shares used to compute diluted net income (loss) per share:
GAAP						88,359
Non-GAAP						89,410

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Business Outlook
(In millions, except percentages and per share data)

	Q4 2016 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Income(loss) from Operations	Total Non-operating Income (expense), net	Net Income(loss)
GAAP	$105.8 to $110.8	$51.0 to $55.0	$64.5 to $66.5	$(13.5) to $(11.5)	$(2.6)	($16.0) to ($14.0)
Acquisition accounting impact related to TVN deferred revenue	0.2	0.2	—	0.2	—	0.2
Stock-based compensation expense	—	0.6	(3.8)	4.4	—	4.4
Amortization of intangibles	—	1.4	(1.0)	2.4	—	2.4
Restructuring and related charges and TVN acquisition/integration costs	—	2.8	(9.8)	12.6	—	12.6
Non-cash interest expense related to convertible notes	—	—	—	—	1.3	1.3
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(0.8)
	0.2	5.0	(14.6)	19.6	(1.3)	20.1

Non-GAAP	$106.0 to $111.0	$56.0 to $60.0	$50.0 to $52.0	$6.0 to $8.0	$(1.3)	$4.0 to $6.0
As a % of revenue (GAAP)		48% to 49%	60% to 61%	(13)% to (11)%	(2%)	(15)% to (13)%
As a % of revenue (Non-GAAP)		53% to 54%	46% to 47%	6% to 7%	(1%)	4% to 5%
Diluted income (loss) per share:
Diluted net loss per share-GAAP						$(0.20) to $(0.18)
Diluted net income per share-Non-GAAP						$0.05 to $0.07
Shares used to compute diluted income (loss) per share:
GAAP and Non-GAAP						79.0